Exhibit 10.42

                                     LEASE

         THIS LEASE, entered into as of the 19 day of January, 1999, by and between HORVATH & HORVATH, LLC, its successors and assigns, ("Lessor"), and TRANSIT GROUP TRANSPORTATION, LLC ("Lessee").

                                   ARTICLE I.

                                    Premises

         Section 1. The following exhibits are incorporated herein and made a part of this Lease:

         Exhibit "A-1"              Legal Description

         Section 2. Lessor does hereby lease unto the Lessee, and the Lessee does hereby take as lessee, the following described real property situated in DeSoto County, Mississippi, to-wit:

         The parcel known as 7585 Priority Lane, Olive Branch, Mississippi, a legal description which is shown on the attached Exhibit "A-1".

together with rights, easements and appurtenances thereto belonging, hereinafter called the "Premises," subject nevertheless to: (1) any state of facts an accurate survey may show; (2) rights and easements, if any, in favor of any public utility company, including, but not limited to, gas, electric, water, telephone, and sewer easements; (3) present and future valid zoning laws, ordinances, resolutions and regulations of any governmental authority having or asserting jurisdiction, and all present and future ordinances, statutes, laws, regulations, and order of all boards, bureaus, departments, agencies, commissions or bodies or any municipal, county, state or federal sovereigns, now or hereafter acquiring or asserting jurisdiction over the leased property; (4) the effect of all present and future municipal, state or federal laws, orders and regulations relating to Lessee, sublessees, or occupants of the Premises, their rights and rentals to be charged for the use of the leased property or any portion thereof; (5) liens and encumbrances of record; (6) the provisions, restrictions, reservations, and easements provided in this Lease; and (7) Restrictive Covenants, if any, applicable to the subdivision in which the Premises is located.

                                  ARTICLE II.

                                  Term/Renewal

         Section 1. This Lease shall be effective as of the date hereof (the "Commencement Date") and shall be in effect throughout the "Lease Term" as hereinafter defined.

         Section 2. The Lease Term of this Lease  shall be for a period of five
(5) years commencing on January 19, 1999, and ending on January 18, 2004.

         Section 3. Upon giving six (6) months prior written notice to Lessor, Lessee shall have the option to elect early termination of this Lease; provided, however, that Lessee shall pay to Lessor an Early Termination Fee. The amount of the Early Termination Fee shall be a sum equal to $3,250 per month for the period from the effective date of such early termination until January 18, 2004, prorated for the 18-day period from January 1, 2004 through January 18, 2004. The Early Termination Fee will be due and payable each month in the same manner as the Base Rent payments.

                                  ARTICLE III.

                                     Rental

         Section 1. Lessee shall pay as base rent ("Base Rent" in accordance with the following schedule:

         1/19/99 to 1/18/2004   $7,250.00  per month,  prorated for any
partial  month  based upon the number of days within the Lease

                                     Term.

         Base Rent shall be payable in monthly installments in advance on the first (1st) day of each and every calendar month during the Lease Term. If Base Rent, Additional Rent, or any other payment owed to Lessor by Lessee is not paid within five (5) days after Lessee has received written notice of Lessor=s failure to receive such payment, Lessee shall pay to Lessor upon demand a late payment fee of five percent (5%) of the delinquent obligation.

         This Lease is a net-net-net lease (with Lessee to pay, in addition to Base Rent, all taxes, insurance, ordinary maintenance (as provided in Article
VII), janitor expenses, utilities, pest control, any tax assessments, assessments pursuant to the subdivision Restrictive Covenants, window cleaning, grounds maintenance, interior and exterior lighting, interior painting, window and door repairs and refinishing, as additional rent [the "Additional Rent"], except Structural Repairs [as hereinafter defined]), and all rentals and other expenses owing hereunder by Lessee shall be paid in all events and without notice or demand, and without counterclaim, set off, deduction, defense, abatement, suspension, deferment or diminution of any kind. It is the express intent and understanding that at no time throughout the term of this Lease shall the rentals provided for herein be reduced by any taxes, assessments, charges, insurance premiums and expenses, utilities, maintenance charges and expenses, or other costs or expenses owing hereunder by Lessee related to the building, and that rentals shall be absolutely net-net-net to Lessor.

                                  ARTICLE IV.

                           Building and Improvements

         Section 1. The buildings, structures, parking areas, drives and other improvements on the Premises are hereinafter sometimes jointly called the AImprovements.@

         Section 2. Lessor shall be responsible for keeping the structure of the Improvements in good repair which shall include paving the parking lot, roof repair, repair to the structure of the buildings, replacement and repair of plumbing in excess of $500 and replacement and repair of heating and cooling systems, but not repairs caused by the negligence of Lessee (AStructural Repairs@). Lessee may, upon obtaining Lessor's prior written approval of all plans and specifications and proposed contractors, which approval shall not be unreasonably withheld, erect fencing on the Premises, and such fencing shall become a part of the Improvements. In addition, Lessee may, upon obtaining Lessor's prior written approval of all plans and specifications and proposed contractors, construct Lessee's tenant improvements, if any (the ATenant Improvements@), at its sole cost and expense. Lessee agrees to construct and maintain said Tenant Improvements in accordance with the following conditions:

         (a) Lessee agrees that the Tenant Improvements, as well as any alterations or repairs to or in and about the Premises or any Improvements thereon made by Lessee shall be in compliance with the applicable laws and ordinances.

         (b) Lessee agrees that the Tenant Improvements shall, at Lessee's sole cost and expense, be removed from the Premises at the expiration of this Lease and the Premises restored to their original condition and appearance, reasonable wear and tear excepted, unless Lessor and Lessee agree otherwise.

         Section 3. Lessee shall be entitled to terminate this Lease if any Structural Repairs necessary for Lessee=s operations on the Premises are not completed by Lessor within a reasonable period of time (not to exceed 180 days) after written notice from Lessee to Lessor.

                                   ARTICLE V.

                                Use of Premises

         Section 1. The Premises shall be used solely for the operation of a trucking terminal and distribution facility with related offices, all in accordance with all applicable law.

         Section 2. All utilization of the Premises shall be subject to the terms and conditions of this Lease.

         Section 3. Lessee shall not use or permit to be used any part of the Improvements on the Premises for any disorderly or illegal purposes or for any dangerous, noxious or offensive trade or business and will not cause, maintain or allow any nuisance in, at or on the Premises or Improvements. Lessee agrees and covenants that Lessee will take appropriate measures to prevent and will not engage in or knowingly permit any illegal activities at the Premises, and that Lessee will comply with all laws, ordinances, regulations and requirements of any governmental body or authority relating to the Premises including, without limitation, all laws, ordinances, regulations and requirements pertaining to health and life safety, construction of Improvements on the Premises, zoning and land use. Lessee hereby represents and warrants that no portion of the Premises or Improvements has been or will be funded with the proceeds of any illegal activity. Lessee shall not commit or permit to be committed any waste upon the Premises or Improvements.

                                  ARTICLE VI.

                                     Taxes

         Section 1. This Lease shall be a "net-net-net" Lease to Lessor. Lessee shall pay, on or before the last day when payment can be made without interest or penalty, all taxes levied upon and assessed against the Premises and Improvements which are due and payable during the Lease Term. Paid tax receipts or other evidence of such payment shall be sent by Lessee to Lessor prior to any such taxes becoming delinquent or subject to any penalties or interest. Taxes assessed covering a fractional year at the commencement or termination of this Lease shall be prorated between the parties provided that if any such taxes are assessed only for the portion of the year during which Lessee is entitled to possession of the Premises, then Lessee shall pay all such taxes for such portion of the year. Lessor shall ensure that all bills which Lessor receives, if any, for taxes and any other government charges which are to be paid by Lessee are sent or forwarded to Lessee within sufficient time to permit timely control thereof and/or remittance in the normal course of business, provided that Lessee shall contact all taxing authorities and request copies of all tax statements to be sent directly to Lessee.

         Section 2. Special tax assessments, if any, lawfully applicable to the Premises shall be paid by Lessee. Those installments which were due and payable before the commencement of the original term of the Lease or which are due and payable after the termination of the Lease shall be the sole responsibility and expense of the Lessor. Lessor shall give to Lessee timely notice of, and any opportunity to participate in, all hearings and negotiations regarding special tax assessments affecting the Premises.

         Section 3. Lessee shall have the right in its name, or the name of Lessor if required, to contest or review by administrative or legal proceedings all or any part of any tax or special assessment which Lessee is required to pay hereunder. Lessor shall cooperate, but without incurring any monetary cost or expense, in such reasonable ways as may be necessary to further any such procedure by Lessee. The party contesting any tax, assessment charge or lien of any kind so long as the matter shall remain undetermined by final judgment shall not be considered in default hereunder for the nonpayment thereof; provided, however, that neither party may under these provisions permit the Premises or Improvements situated thereon to be sold or forfeited, and failure by the contesting party to do what is necessary to prevent any such sale or forfeiture within ten (10) days from the publication or receipt of notice of sale or forfeiture shall be deemed to be a default hereunder; and provided further, that Lessee, at the request of Lessor, shall furnish assurance reasonably satisfactory to Lessor that Lessee will indemnify the Lessor against any loss or liability by reason of such contest. Lessor and Lessee shall each give to the other timely notice of, and an opportunity to participate in, all hearings and negotiations regarding such taxes and assessments.

         Section 4. Any sales tax, rental tax, gross receipts, or other tax or charge (except for state or federal tax on net income or any inheritance or estate tax), which may at any time during the term of this Lease become due from Lessor on account of receipt of or right to receive rental payments under the terms of this Lease, shall be payable by Lessee or its successor in interest.

                                  ARTICLE VII.

                                  Maintenance

         Section 1. Lessee, at Lessee's expense, shall keep the Premises and Improvements in good and satisfactory order and repair, replacing all broken glass with glass of the same size and quality of that broken, shall keep the Premises, Improvements and all things connected therewith, including adjacent sidewalks, driveways, ramps, parking areas, and private roadways in a clean and healthy condition and in good repair, and Lessor shall maintain the structure of the Improvements and the related Structural Repairs, in each case consistent with standards in DeSoto County, Mississippi, for comparable trucking terminals, distribution facilities, and related offices, and in accordance with the laws and ordinances of each municipal, county, state, and federal jurisdiction and the direction of the public officers having jurisdiction over the Premises or the Improvements, during the term of this Lease, at their own expense, respectively. On the termination of this Lease, in any way, Lessee will yield up the Premises and the Improvements to Lessor in good condition and repair, loss by fire or other casualty and ordinary wear and tear excepted. Neither Lessor nor Lessee shall, during the term of this Lease or thereafter, be required to make any repairs, replacements, or capital improvements to the Premises and Improvements which are not specifically provided for herein.

         Section 2. If the Premises, Improvements, and the other items above mentioned are not kept in repair by Lessee or Lessor, as hereinabove agreed, the other party may give the defaulting party not less than thirty (30) days' notice (however, if the repairs complained of require immediate attention, then reasonable notice shall be given as the circumstances demand) demanding that such party make the required repairs. If the defaulting party does not promptly undertake to make such repairs, the other party may at the expiration of thirty
(30) days after such notice, or at the expiration of such reasonable notice if such repairs are urgent, as the case may be, have the repairs made and charge the cost thereof to the defaulting party.

                                 ARTICLE VIII.

                                   Utilities

         Section 1. Lessee shall pay all charges for steam, gas, electricity, lights, water, heat, power and other services used in and for the Premises and Improvements and shall indemnify and hold Lessor harmless against any liability on such account. Lessor shall grant to the utility boards and agencies reasonable easements and permits to allow the construction of such service to Lessee.

                                  ARTICLE IX.

                                   Insurance

         Section 1. During the term of this Lease, the Lessee agrees to keep, at its expense, the Improvements located on the Premises, insured on the so-called "all risk" form, with endorsements (including loss of rents) as reasonably required by Lessor, in an amount not less than that currently maintained on the Premises by Lessor. All such policies shall be in companies mutually acceptable to Lessor and Lessee, and shall name the Lessor and Lessee as insureds as their respective interests may appear. Notwithstanding the foregoing provisions, such policy may contain a lender's loss payable endorsement in favor of any persons, firms or corporations who may have a mortgage lien on the Premises. Prior to Lessee's taking possession of the Premises and throughout the term of the Lease, Lessee agrees to furnish evidence to Lessor from time to time that the required insurance is in full force. Notwithstanding the foregoing provisions, Lessor shall bear the expense of builder's risk insurance with respect to construction to be performed by Lessor's contractor, and Lessee shall bear the expense of builder's risk insurance with respect to construction to be performed by Lessee's contractor.

         Section 2. Lessee shall, during the entire term hereof, keep in full force and effect a policy of public liability insurance with respect to the Premises and the business operated by Lessee in which both Lessor and Lessee shall be named as parties covered thereby in which the limits of liability shall not be less than the greater of (a) $5,000,000.00, or (b) the limits customarily maintained for similar businesses. Lessee shall furnish Lessor with a certificate or certificates of insurance or other acceptable evidence that such insurance is in full force at all times during the term hereof.

         Section 3. All insurance provided for in this Article or other Articles of this Lease shall be effected under valid and enforceable policies issued by insurers of recognized responsibility authorized to issue such insurance in the State of Mississippi. Not less than thirty (30) days prior to the expiration dates of the policies theretofore furnished pursuant to this
Article IX, originals of the renewal policies for such insurance shall be delivered by Lessee to Lessor, except that the Lessee may, in lieu of delivering the originals of the policies, deliver to Lessor certificates of insurance. Within thirty (30) days after the premium of each such policy shall become due and payable, and the amount thereof determined, Lessor shall be furnished by Lessee with evidence satisfactory to Lessor of such payment by Lessee.

         Section 4. In the event of a loss payable under said insurance policies, the proceeds thereof, with the consent of and subject to the rights of any lender or lenders who may from time to time hold loans for which the Premises are security, shall be used in the following manner:

         (a) In the event that loss results from damage which Lessee is obligated to repair under the provisions of Article X hereof, the proceeds shall be used to pay the cost of such repairs.

         (b) In the event that loss results from total or substantial destruction of the Improvements and Lessee rebuilds said Improvements under the provisions of Article X hereof, then such proceeds shall be used for such rebuilding, with any balance remaining being paid to Lessee (subject to any rights of lenders as provided in Article X).

         (c) In the event loss results from total destruction of the Improvements and Lessee cannot rebuild within 180 days pursuant to Section 1 of
Article X herein, then the proceeds from such loss will first be used to pay in full any loan for which the Premises are security and the balance, if any, shall be paid to Lessor, and Lessee shall have the right to immediately terminate this Lease without penalty.

         Section 5. To the extent permitted without invalidating the policies of insurance required pursuant to this Lease, Lessor and Lessee each hereby release and waive all right of recovery against each other, irrespective of any carelessness or negligence, for any loss or damage sustained to the property of the other, to the extent such loss or damage is covered under the terms and provisions of any policy of insurance in force at the time of such loss, and Lessor and Lessee, to the extent permitted as aforesaid, each agree to assign any subrogation rights against the other to any insurer. This release and waiver of subrogation shall extend to such losses and amounts thereof as are covered by insurance as provided herein, and shall not release Lessee from its undertaking to provide insurance as provided in this Lease. It is intended that the provisions of this paragraph of this Lease be construed consistently to give the parties the fullest benefit of any available insurance proceeds and protection. Each party agrees, to the extent the same may be required, to notify its insurance carriers of the pertinent provisions of this Lease respecting insurance, indemnity, and subrogation.

                                   ARTICLE X.

                                  Destruction

         Section 1. In the event that the Improvements or any part thereof are partially or totally destroyed by fire or other casualty so that repair can be completed within 180 days (so as to not render the Improvements unfit for the purpose for which they were constructed) at any time or times during the term of this Lease, Lessor shall have the option to elect (i) to rebuild the Premises, but only to the extent of any insurance proceeds available therefor; or (ii) to require Lessee to commence the work of repair or replacement with due diligence and carry the work of repair or replacement through to completion without undue interruption or delay, other than interruptions or delays beyond the control of Lessee. In such event, Lessee shall be entitled to receive the proceeds of the insurance, hereinbefore required under Article IX hereof, to pay for the cost of such repairs or replacements.
         Section 2. In the event that the lender or lenders holding loans secured by said Premises at the time of said total or substantial destruction shall refuse to consent to the use of said proceeds for rebuilding but shall require the same to be applied to the payment of their loan, then and in that event, the proceeds shall be collected and remitted to Lessor and the lender as their respective interests may appear and this Lease shall terminate.

                                  ARTICLE XI.

                           Covenant to Hold Harmless

         Section 1. Lessor shall not be liable to Lessee or to any other person in or about the Premises for any loss, damage or injury sustained by them, unless caused by Lessor's gross negligence or willful misconduct.

         Section 2. Lessee covenants and agrees to pay all costs and expenses and assume all liabilities of any kind or nature arising out of or in any way connected with Lessee's (or any affiliate of Lessee) use of the Premises or Improvements, unless caused by Lessor's gross negligence or willful misconduct, and covenants and agrees that it will indemnify, defend and hold harmless Lessor from all liability, loss, cost, damage, expenses and judgments and injury to persons or property arising therefrom, unless caused by Lessor's gross negligence or willful misconduct. Except as set forth in Article XV, Lessee shall not give cause for the filing of any liens against the Premises, except for liens which arise because of bona fide disputes between the Lessee and any contractor or subcontractor, in which case said liens shall be bonded, and in any event Lessee agrees that any lien claims will be satisfied prior to execution of any judgment.

         Section 3. Lessor agrees to indemnify, defend and save Lessee harmless against and from any and all claims, loss, liability, damage, cost or injury arising from or out of any acts of gross negligence or willful misconduct of Lessor, or any of its agents, contractors, servants, employees, licensees or sublicensees.

                                  ARTICLE XII.

                                 Eminent Domain

         Section 1. If the whole or any part of the Premises shall be taken by public authority or any entity entitled to exercise the power of eminent domain, then the term of this Lease shall cease on the part so taken from the date possession of that part shall be taken by the condemnor and the rent shall be paid up by Lessee to that date. All proceeds received for the Premises and Improvements shall, as between Lessor and Lessee, belong solely to Lessor. All proceeds received for the Tenant Improvements and Lessee's moving expenses shall, as between Lessor and Lessee, belong solely to Lessee. Each party reserves the right to contest any award made by the condemning authority applicable to a taking of such party's interest. If the portion taken by any public authority or other entity entitled to exercise the power of eminent domain or the sum of the portions in the case of additional taking is such as to make Lessee's operations on the Premises economically nonfeasible in Lessor's reasonable judgment, then from the day that Lessee first receives notice of the intention of the public authority or other entity entitled to exercise the power of eminent domain, then Lessee thereafter shall have the right for a period of ninety (90) days to terminate this Lease by serving written notice upon the Lessor within said ninety (90) day period. In the event Lessee does not exercise said right to terminate this Lease within said ninety
(90) day period, or if said taking is such as not to entitle Lessee to terminate this Lease, then this Lease shall continue and Lessee shall continue in the possession of the remainder of the Premises under the terms herein provided, and there shall be no reduction in rental. In the event that Lessee elects the limited option to terminate this Lease in accordance with the provisions of this Article XII, and the condemning agency thereafter abandons its intention to exercise its right of eminent domain, then the Lessee shall have thirty (30) days from and after the date Lessee receives written notice from Lessor or from said condemning agency (whichever first occurs) of the abandonment of such intention in which Lessee can rescind its exercise of option to terminate provided that Lessee is not in default under the terms of said Lease.

         Section 2. If at the time of payment of any condemnation award, the Lessee or its successor is indebted to Lessor or its successor for rent or for any other sum due pursuant to the terms of this Lease, then said sum shall be paid to Lessor from any sum otherwise due to Lessee or its successor from said condemnation award.

                                 ARTICLE XIII.

                          Warranty and Quiet Enjoyment

         Section 1. Subject to the exceptions set forth in Article I, the Lessor covenants and warrants that Lessor has a good and fee simple title to the Premises legally described in Article I and that Lessor has full right and lawful authority to enter into this Lease for the full term hereof, and that Lessee, on paying the rent and performing all of the other terms, conditions and provisions of this Lease to be performed by the Lessee, shall peaceably and quietly have, hold and enjoy the Premises without hindrance by Lessor for the full term of this Lease, subject to the provisions herein contained. Lessor shall have the right at all reasonable times to inspect the Premises and the Improvements including inspection by Lessor's agents and designees.

                                  ARTICLE XIV.

                           Assignment and Subletting

         Section 1. Lessor shall have the right to sell, transfer, convey or assign, in whole or in part, its right, title and interest in the Premises. In the event of any such sale, other transfer or exchange of the Premises by Lessor and assignment by Lessor of this Lease, Lessor shall be and is hereby entirely freed and relieved of all liability and obligation under or deriving from this Lease, provided that such purchaser or assignee shall expressly assume said covenants and obligations of Lessor hereunder and shall have a financial net worth at least equal to that of Lessor.

         Section 2. Lessee shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of Lessor, which will not be unreasonably withheld. Lessor shall have the option, upon receipt from Lessee of written request for Lessor's consent to subletting or assignment, to cancel this Lease as of the date the requested subletting or assignment is to be effective. The option shall be exercised, if at all, within fifteen (15) days following Lessor's receipt of written notice, by written notice to Lessee of Lessor's intention to exercise the option. Lessor shall not, however, be deemed to consent to assignment or sublease by virtue of not responding to the request by Lessee hereunder within such fifteen (15) day period. In the event of any assignment or subletting, Lessee shall be and is hereby entirely freed and relieved of all liability and obligation under or deriving from this Lease, provided that such assignee shall expressly assume said covenants and obligations of Lessee hereunder and shall have a financial net worth at least equal to that of Lessee.

                                  ARTICLE XV.

                                   Mortgages

         Section 1. Lessee accepts this Lease subject and subordinate to any recorded mortgage or deed of trust presently existing or hereafter placed upon the Premises, and to any renewals, modifications and extensions thereof. The foregoing provisions shall be self-operative and no further instrument of subordination shall be required for the purpose. Anything in the foregoing to the contrary notwithstanding, in the event of a foreclosure under any such mortgage or deed of trust, this Lease shall continue in full force and effect and Lessee shall attorn to the purchaser at such foreclosure sale, as Lessor. Any such mortgage or deed of trust may at any time, at the instance of the holder of the note secured thereby, be subordinated to this Lease, such subordination to be accomplished by the execution by such holder of an instrument of subordination and recording of the same in the recording office where such mortgage or deed of trust is recorded; provided, however, notwithstanding that this Lease may be (or may be made to be) superior to such mortgage or deed of trust, the provisions of the mortgage or deed of trust governing the rights of the mortgagee with respect to condemnation or insurance proceeds shall be prior and superior to and shall prevail over any contrary provisions contained in this Lease with respect to the payment or usage thereof.

                                  ARTICLE XVI.

                 Rights of Landlord to Cure Defaults Generally

         Section 1. If the Lessee fails to perform any of the terms and conditions of this Lease which in any manner adversely affects Lessor, then Lessor may, at its option, proceed to cure said default by payment of money or doing such other acts as may be necessary to cure the same and any sums so paid or expenses so incurred shall be promptly paid by Lessee with the next rental payment after thirty (30) days' written notice from Lessor.

         Section 2. Any and all sums paid or advanced, or reasonable expenses incurred for and on behalf of Lessee provided for in Section 1 above and any and all rental payments which are delinquent more than thirty (30) days shall draw interest at the (a) "prime" rate charged by First Mississippi Bank National Association, or its successors, plus four percent (4%), or (b) maximum rate permitted by applicable law, whichever is less.

                                 ARTICLE XVII.

                                    Default

         Section 1. In the event that a voluntary petition in bankruptcy is filed on behalf of Lessee, or in the event Lessee be declared a bankrupt, or of an assignment by Lessee for the benefit of creditors, Lessor may at its option declare this Lease terminated and upon the making of such election to terminate, all interest and rights of Lessee to possession of the leased Premises and Improvements shall terminate. Should Lessor not elect to exercise its right to terminate this Lease, the Lessor may accept rent from any such receiver or other officer in possession of the Premises for the term of such occupation without impairing or affecting in any way the rights of Lessor against Lessee under this Lease.

         Section 2. In case default be made by Lessee at any time in the due payment of any sum payable by Lessee under the provisions hereof and such default shall continue for a period of fifteen (15) days after written demand by Lessor to Lessee or if default shall be made by Lessee in the due observance and performance of any other covenant, condition or stipulation herein agreed by Lessee to be by it observed or performed, and such default shall continue for a period of thirty (30) days after written notice by Lessor to Lessee, detailing the particulars of such default and requiring Lessee to make good the same, then Lessor at any time thereafter, shall have the full right, at its election, to exercise any of the following rights and remedies; provided that if such default is not reasonably curable within such 30-day period, Lessor shall not be permitted to exercise any of its rights or remedies if Lessee commences to cure said default within such 30-day period and diligently pursues the same to completion:

                  (a) To enter upon the Premises and again have, repossess and enjoy the same as if this Lease had not been made, and all terms, conditions, covenants and obligations of this Lease on the part of Lessors to be performed shall cease and terminate, without prejudice, however, to the right of Lessor to recover from Lessee all Rent accrued hereunder as of the date of such entry by Lessor;

                  (b) To pursue all other rights and remedies to which Lessor may be entitled hereunder, at law or in equity; and

                  (c) No waiver of breach of any of the covenants of this Lease shall be construed to be a waiver of any succeeding breach of the same on any other covenant.

         Section 3. Notwithstanding any termination of this Lease, the Lessee shall continue to be liable to Lessor for the payment of any unpaid assessment, tax, lien, mortgage, utility charge, or any other payment required to be made by Lessee to the date of said cancellation.

                                 ARTICLE XVIII.

                                  Termination

         Section 1. Any building and improvements and fixtures placed upon the leased Premises by the Lessee shall be and remain the property of the Lessee so long as this Lease shall remain in effect. Upon termination of this Lease, by expiration of time, by agreement or by default of the Lessee, any improvements and fixtures, shall be left in place and become the property of the Lessor, its successors and assigns, together with all rights therein of the Lessee, its successors and assigns. To make this provision self executing, Lessee covenants and agrees that, upon termination of this Lease, title to all improvements and fixtures belonging to Lessee shall pass to Lessor, its successors and assigns forthwith and without the necessity of any further conveyance or assignment. Lessee agrees to execute any conveyance or assignment if necessary to complete such transfer if requested by Lessor to do so.

                                  ARTICLE XIX.

                                    Notices

         Section 1. It is mutually agreed that any notice given by the Lessor to the Lessee shall be given either by (1) delivering the same to the Lessee by personal delivery or by overnight delivery or courier service, or (2) by registered or certified mail, return receipt requested, postage prepaid, addressed to the Lessee at the following address:

         TO:                                Transit Group Transportation, LLC
                                            President
                                            Overlook III, Suite 1740
                                            2859 Paces Ferry Road
                                            Atlanta, Georgia 30339


         COPY TO:               Sharon McBrayer
                                Womble, Carlyle, Sandridge & Rice, PLLC
                                1275 Peachtree Street, N.E., Suite 700
                                Atlanta, Georgia 30309

and also, that any notice to be given by the Lessee to the Lessor shall be given either by (1) delivering the same to the Lessor by personal delivery or by overnight delivery or courier service, or (2) by registered or certified mail, return receipt requested, postage prepaid, addressed to the Lessor at the following address:


         TO:                                Dan Horvath
                                            3300 Pointe South Cove
                                            Memphis, Tennessee 38125

         COPY TO:                           Boyd L. Rhodes, Jr.
                                            Baker, Donelson, Bearman
                                            & Caldwell
                                            2000 First Tennessee Building
                                            Memphis, Tennessee 38103

Any assignee of Lessee or assignee of an assignee shall furnish its name and address to Lessor in writing and upon failure to do so then notice to Lessee as above provided will be deemed notice to assignee.

         Notice sent by either Lessor or Lessee by certified mail which is refused shall be effective upon attempted delivery.

         Section 2. All parties shall give the others reasonably prompt notice of any change of address, and until such notice any party may rely on the most recent addresses furnished. Neither Lessee nor Lessor shall designate more than two (2) addresses to receive notices.

                                  ARTICLE XX.

                                     Merger

         Section 1. This Lease shall merge and terminate any prior  negotiation
and  agreements   between  the  parties  hereto   regarding  the  Premises  and
Improvements.

                                  ARTICLE XXI.

                                Memorandum Lease

         Section 1. The parties agree that this Lease shall not be recorded, but that at the election of Lessee or Lessor, a memorandum of this Lease may be executed and may be recorded in DeSoto County, Mississippi or in some other appropriate governmental office.

                                 ARTICLE XXII.

                                     Waiver

         Section 1. None of the covenants, terms or conditions of this Lease shall be in any manner altered, waived, modified, changed or abandoned except by the written agreement of Lessor and Lessee duly signed and delivered. One or more waivers of any covenant or condition by any party shall not be construed as a waiver of a subsequent breach of the same or any other covenant or condition by said party. The consent or approval by the Lessor to or of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent or approval to or of any subsequent similar act by Lessee.

                                 ARTICLE XXIII.

                                  Certificate

         Section 1. Lessee shall, without charge, at any time and from time to time within ten (10) days after written request by Lessor, deliver to Lessor a written instrument, certifying whether Lessor has or has not, as the case may be, made any default in the performance by Lessor of all agreements, terms, covenants and conditions on Lessor's part to be performed and if it does know any default, specifying same.

                                 ARTICLE XXIV.

                                  Holding Over

         Section 1. In the event of holding over by Lessee after the expiration or termination of this Lease, the holdover Lessee shall be as a tenant at will and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as rental for the period of such holdover an amount equal to one hundred twenty-five percent (125%) of the Base Rent plus one hundred percent (100%) of the Additional Rent which would have been payable by Lessee had the holdover period been a part of the Lease Term. Lessee agrees to vacate and deliver the Premises to Lessor upon not less than thirty (30) days' written notice from Lessor to vacate; and during any holdover period, Lessee shall be entitled to terminate the holdover tenancy (and thereby terminate its obligations hereunder for Base Rent and Additional
Rent) by giving Lessor at least ninety (90) days' prior written notice of its intent to vacate the Premises. The rental payable during the holdover period shall be payable to Lessor in the same time and manner as provided during the Lease Term. No holding over by Lessee, whether with or without consent of Lessor, shall operate to extend the Lease Term unless the parties shall agree otherwise in writing.

                                  ARTICLE XXV.

                                  Confirmation

         Section 1. Lessor agrees, upon the request of Lessee, to execute and deliver to Lessee, a letter of confirmation confirming that Lessee has a leasehold interest in the Premises pursuant to the terms of this Lease and certifying whether Lessee is or is not, as the case may be, in default hereunder and if Lessor does know of any default, specifying same.

                                 ARTICLE XXVI.

                                 Force Majeure

         Section 1. Neither party shall be required to perform any covenant or obligation in this Lease, or be liable in damages to the other, so long as the performance or non-performance of the covenant or obligation is delayed, caused by or prevented by Force Majeure.

                                 ARTICLE XXVII.

                                Entire Agreement

         Section 1. This Lease contains the entire agreement between the parties hereto and no term or provisions hereof may be changed, waived, discharged or terminated unless the same be in writing, executed by both parties hereto.

                                ARTICLE XXVIII.

                               Partial Invalidity

         Section 1. If any provision of the Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the circumstances other than those as to which it is invalid or unenforceable, shall be enforced to the fullest extent permitted by law.

                                 ARTICLE XXIX.

                                 Applicable Law

         Section 1. This Lease shall be construed and enforced in accordance with the laws of the State of Mississippi.

                                  ARTICLE XXX.

                                Article Headings

         Section 1. The article headings contained herein are inserted only for convenience of reference and are in no way to be construed as a part of this Lease or as a limitation on the scope of the particular Articles to which they refer.

                                 ARTICLE XXXI.

                     Binding on Transferees, Grantees, Etc.

         Section 1. This Lease shall be binding upon the transferees, grantees and successors in interest of the Lessor and Lessee, or any assignees or sublessees of Lessee herein. Nothing herein, however, shall be construed to allow Lessee to assign or sublet contrary to the provisions and conditions set forth in this Lease. Lessor is hereby granted the right to assign its rights under this Lease in accordance with the terms hereof.

                                 ARTICLE XXXII.

                            Relationship of Parties

         Section 1. The relationship of the parties hereto is that of Lessor and Lessee and it is expressly understood and agreed that Lessor does not in any way nor for any purpose become a partner of Lessee or a joint venturer with Lessee in the conduct of Lessee's business or otherwise.

                                ARTICLE XXXIII.

                              Time of the Essence

         Section 1. Time is expressly declared to be of the essence in this Lease.

                                 ARTICLE XXXIV.

                                   Quitclaim

         Section 1. At the expiration or earlier termination of this Lease, as in this Lease provided, Lessee shall execute, acknowledge and deliver to Lessor within ten (10) days after written demand from Lessor to Lessee, any quitclaim deed or other document required by any reputable title company to remove the cloud of this Lease from the real property subject to this Lease.

                                 ARTICLE XXXV.

                       Provisions of Law Deemed Included

         Section 1. Each and every provision and clause required by law or regulation to be included in this Lease shall be deemed to be included herein, and this Lease shall be read, construed and enforced as though the same were included herein. If, through mistake, inadvertence or otherwise, any such provision or clause is not included herein or is incorrectly included herein, then upon application of either party hereto, this Lease shall forthwith be amended to include the same or to correct the inclusions of the same.

                                 ARTICLE XXXVI.

                       Election of Remedies Not Exclusive

         Section 1. It is mutually agreed by the Lessor and Lessee that the various rights, powers, options, elections, privileges and remedies of Lessee and Lessor shall be cumulative and no one of them shall be exclusive or exclusive of rights and privileges granted to either party by statute.

                                ARTICLE XXXVII.

                                Attorney's Fees

         Section 1. In the event it is necessary for either party to employ an attorney to enforce the terms of this Lease, or file an action to enforce any terms, conditions or rights under this Lease, or to defend any action or arbitration, then the prevailing party in any such action shall be entitled to recover from the other, all reasonable attorney's fees, costs and expenses as may be fixed by the court, and such attorney's fees, costs and expenses may be made a part of any award or judgment entered.

                                ARTICLE XXXVIII.

                            No Broker or Commission

         Section 1. No broker or agent has been involved or participated in this transaction, and no commission or other fee shall be paid to any agent or broker with respect to this Lease or the transaction contemplated hereby.






                    [EXECUTION SET FORTH ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have hereto set their hands on the date and year in this Lease first written.

LESSOR:

HORVATH & HORVATH, LLC


By: /s/ Dan Horvath_____________________
Title: Chief Manager_______________________



LESSEE:

TRANSIT GROUP TRANSPORTATION, LLC



By: /s/ Philip A. Belyew________________
Philip A. Belyew, President




                                 EXHIBIT "A-1"
                              PROPERTY DESCRIPTION


PROPERTY IN DESOTO COUNTY, MISSISSIPPI:

         Lot 5, Olive Branch Industrial Park, Section AA@, Fourth Revision, situated in Section 26, Township 1, South, Range 6 West, DeSoto County, Mississippi as per plat recorded in Plat Book 37, Page 52, Chancery Clerk=s Office, DeSoto County, Mississippi.